Exhibit 10.20

August 22, 2003

VIA FACSIMILE

Hudson Technologies, Inc.
Hudson Technologies Company
c/o 275 North Middletown Road
Pearl River, New York 10965
Attention: President

Re:   First Amendment to Letter Agreement Regarding New Notes

      This First Amendment (this "Amendment"), effective as of the date hereof, to the Letter Agreement, dated as of May 30, 2003 (the "Letter Agreement"), among Hudson Technologies, Inc., Hudson Technologies Company, Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (the "Parties").

      The Parties hereby agree that the first paragraph of the Letter Agreement shall be deleted in its entirety and new first paragraph shall be inserted in lieu and instead thereof to read as follows:

            "Reference is made to the registration statement on Form SB-2 filed by Hudson Technologies, Inc. (the "Company") with the Securities and Exchange Commission on May 9, 2003 (as the same may be amended from time to time, the "Registration Statement") in connection with the offering of shares of common stock of the Company."

            The Parties hereby agree that the second paragraph of the Letter Agreement shall be deleted in its entirety and new second paragraph shall be inserted in lieu and instead thereof to read as follows:

            "Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (the "Fleming Funds") have indicated their intention that if the gross proceeds from the shares sold by the Company for cash in the offering to the Company's stockholders and other investors (other than the Fleming Funds) together with the amount of principal and accrued interest due on the outstanding $1,660,000 principal amount of Convertible Notes (as defined in the Registration Statement) that will be converted to common stock in connection with the offering is less than $2,575,000, the Fleming Funds will acquire from the shares being offered to the public that number of shares (not to exceed $925,000) necessary for the Company to reach the $2,575,000 level (hereinafter referred to as the "Top-Off Amount")."

      The Letter Agreement shall remain in full force and effect in accordance with its terms, except as expressly amended hereby.

      This Amendment may be executed in one or more counterparts, which together will constitute a single agreement.

                           [Signature page to follow]

                                 FLEMING US DISCOVERY FUND III, L.P.

                                      By: FLEMING US DISCOVERY PARTNERS, L.P.,
                                          its general partner

                                          By: FLEMING US DISCOVERY, LLC,
                                              its general partner

                                          By: /s/ Robert L. Burr
                                              ----------------------------------
                                              Robert L. Burr, member


                                 FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

                                      By: FLEMING US DISCOVERY PARTNERS, L.P.,
                                          its general partner

                                          By: FLEMING US DISCOVERY, LLC,
                                              its general partner

                                          By: /s/ Robert L. Burr
                                              ----------------------------------
                                              Robert L. Burr, member

AGREED AND ACCEPTED:


HUDSON TECHNOLOGIES, INC.

By: /s/ Brian F. Coleman
    --------------------------------------
    Name:  Brian F. Coleman
    Title: President and
           Chief Operating Officer


HUDSON TECHNOLOGIES COMPANY

By: /s/ Brian F. Coleman
    --------------------------------------
Name:  Brian F. Coleman
Title: President and
       Chief Operating Officer

                      [Signature Page to Letter Agreement]